UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 15, 2019

NEKTAR THERAPEUTICS

(Exact Name of Registrant as Specified in Charter)

Delaware	0-24006	94-3134940
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

455 Mission Bay Boulevard South

San Francisco, California 94158

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (415) 482-5300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	NKTR	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e) Nektar Therapeutics (the “Company”) and John Nicholson entered into a Separation, Consulting and General Release Agreement (the "Consulting Agreement"), effective October 15, 2019, in connection with Mr. Nicholson stepping down from the role of Senior Vice President and Chief Operating Officer on October 1, 2019 and continuing as an employee of the Company until his retirement effective October 15, 2019.

Pursuant to the Consulting Agreement, following retirement from the Company, Mr. Nicholson will continue to provide consulting services to the Company at the request of the Company’s Chief Executive Officer through the end of March 31, 2021 (the “Consulting Services Term”) for aggregate consulting fees of up to $669,700 and reimbursement of any approved, reasonable out-of-pocket travel costs and other expenses.

During the Consulting Services Term, none of the unvested equity awards held by Mr. Nicholson shall continue to vest. In accordance with the terms of the Company’s equity incentive plans, all options granted to Mr. Nicholson to the extent outstanding and vested as of October 15, 2019, shall remain exercisable during the Consulting Services Term and for an additional three months thereafter if not earlier expired or otherwise terminated.

The Consulting Agreement also contains standard terms and conditions for arrangements of this type including a release of claims provision.

The foregoing is a summary only and does not purport to be a complete description of all of the terms, provisions and agreements contained in the Consulting Agreement, and is subject to and qualified in its entirety by reference to the complete text of the Consulting Agreement, a copy of which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ending September 30, 2019.

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

By:	/s/ Mark A. Wilson
Mark A. Wilson
General Counsel and Secretary

Date:	October 21, 2019

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